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           UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date if earliest event reported):
                                 April 29, 2004

                         Commission file number 0-18560

                           The Savannah Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

                      Georgia                          58-1861820
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          (State or other jurisdiction of            (IRS Employer
           incorporation or organization)          identification No.)


                       25 Bull Street, Savannah, GA 31401
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              (Address of principal executive offices) (Zip Code)


                                  912-629-6486
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former Name or Former Address, If Changed Since Last Report)


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Item 9.     Regulation FD Disclosure
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     On April 29, 2004, The Savannah Bancorp, Inc. ("Registrant") issued a news release with respect to its Annual Meeting in which three new directors elected and the management transition announced in January 2004 was completed

     A copy of Registrant's press release is attached hereto as Exhibit 99 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.






                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


The Savannah Bancorp, Inc. (Registrant)


By:  /s/ Robert B. Briscoe                          Date: April 30, 2004
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        Robert B. Briscoe
     Chief Financial Officer





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